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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 of the
                         Securities Exchange Act of 1934

        Date of report (date of earliest event reported):  JANUARY 13, 2003

                               TRANSCANADA CAPITAL
               (Exact name of Registrant as Specified in Charter)


           DELAWARE                        1-14420                13-7095718
       (State or Other                   (Commission            (IRS Employer
Jurisdiction of Incorporation)           File Number)         Identification No.


    c/o THE BANK OF NEW YORK, AS ADMINISTRATIVE TRUSTEE
                   101 BARCLAY STREET
                   NEW YORK, NEW YORK                                  10286
         (Address of Principal Executive Offices)                      (Zip)


                                  (212) 815-3200
               ----------------------------------------------------
               (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Item 1.   CHANGES IN CONTROL OF REGISTRANT

          NOT APPLICABLE.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

          NOT APPLICABLE.

Item 3.   BANKRUPTCY OR RECEIVERSHIP

          NOT APPLICABLE.

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          NOT APPLICABLE.

Item 5.   OTHER EVENTS

          1. Receipt of $3,500,196.88 of interest of TransCanada PipeLines Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on December 31, 2002.

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          2.   Payment of $3,500,196.88 to holders of TransCanada Capital
               Cumulative Trust Originated Preferred Securities and Common stock on December 31, 2002.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          NOT APPLICABLE.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  NOT APPLICABLE.
          (b)  NOT APPLICABLE.
          (c)  EXHIBITS.

          1. Administrative Trustee's Report in respect of (i) receipt of $3,500,196.88 of interest on TransCanada PipeLines Limited 8.75% Junior Subordinated Debentures due July 24, 2045 on December 31, 2002 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative Trust Originated Preferred Securities and Common Stock on December 31, 2002.

Item 8.  CHANGE IN FISCAL YEAR

         NOT APPLICABLE.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it behalf by the undersigned thereunto duly authorized.

TRANSCANADA CAPITAL
(Registrant)

By: THE BANK OF NEW YORK
As Administrative Trustee

By: /s/ VANESSA MACK
    ------------------------------
    Vanessa Mack
    Assistant Vice-President

Dated: January 13, 2003


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                                  EXHIBIT INDEX

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
EXHIBIT NO.                                                                     PAGE
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
    99       Administrative Trustee's Report in respect of (I) receipt of         5
             $3,500,196.88 of interest on TransCanada PipeLines Limited 8.75%
             Junior Subordinated Debentures due July 24, 2045 and (ii) payment of $3,500,196.88 to holders of TransCanada Capital Cumulative
             Trust Originated Preferred Securities and Common Stock on
             December 31, 2002.
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